EXHIBIT 24.2

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the use in this registration statement on Form SB-2 of our report dated February 12, 1999 on the financial statements of Global Water Technologies, Inc. and to references in the prospectus to our firm as experts in accounting and auditing.

                                             /s/ COMISKEY & COMPANY
                                            PROFESSIONAL CORPORATION

Denver, Colorado
January 7, 2000